                                    POWER OF ATTORNEY

     The  undersigned  does hereby  appoint Roger S. Begelman,  Felicia  Rector,
Andrea DeMar,  Yvette Kosic and Kevin P. Treanor (and any other  employee of The
Goldman Sachs Group, Inc. or one of its affiliates  designated in writing by one of the attorneys-in-fact),  his true and lawful attorneys,  and each of them his true and lawful  attorney,  with power to act without  the other,  and with full power of substitution and resubstitution, to execute for him and in his name any
Initial Statement of Beneficial Ownership of Securities on Form 3, any Statement
of Changes in Beneficial Ownership on Form 4 and any Annual Statement of Changes
in Beneficial  Ownership on Form 5, or any similar or successor form,  which may be required to be filed by him with the Securities  and Exchange  Commission and any and all instruments necessary or incidental therewith,  hereby granting unto said  attorneys  and each of them full power and  authority to do and perform in the name and on behalf of the undersigned,  and in any and all capacities, every act and  thing  whatsoever  required  or  necessary  to be done in and about the premises,  as fully and to all intents and purposes as the undersigned  might or could do in person, hereby ratifying and approving the act of said attorneys and each of them.

     This power of attorney shall not be affected by the  subsequent  disability or  incompetence  of the principal.  This power of attorney shall remain in full force and effect until  either  revoked in writing by the  undersigned  or until such time as the person or persons to whom  power of  attorney  has been  hereby granted  cease(s) to be an employee of The Goldman  Sachs Group,  Inc. or one of its affiliates.

     In witness thereof the  undersigned  hereunto signed his name this 30th day of January, 2008.

                                                        /s/ Henry Cornell
                                                        -------------------
                                                        Henry Cornell